SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): July 28, 2004 (July 28, 2004)

Grey Wolf, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-8226	74-2144774
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)

10370 Richmond Ave., Suite 600
Houston, TX 77042
(Address of principal executive office and zip code)

713-435-6100
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
Press Release dated July 28, 2004

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibit

     Exhibit 99.1   Grey Wolf, Inc. Press Release dated July 28, 2004.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 28, 2004, Grey Wolf, Inc. (the “Company”) issued a press release announcing operating results for the quarter ended June 30, 2004. A copy of this press release is being furnished as an exhibit to this report.

     The Company has presented EBITDA in the press release furnished as an exhibit to this report, which is a “non-GAAP” financial measure under Regulation G of the rules and regulations of the Securities and Exchange Commission. In the press release and in accordance with Regulation G, the Company has included a reconciliation of EBITDA to net loss, which is the nearest comparable GAAP financial measure. However, because EBITDA is not prescribed by GAAP, it is not necessarily comparable to similar measures presented by other companies. The Company included EBITDA in the press release because it believes EBITDA provides investors additional information to assist them in assessing the Company’s business and performance in comparison to other companies in the same industry.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 28, 2004

GREY WOLF, INC.

/s/ David W. Wehlmann

David W. Wehlmann
Executive Vice President and Chief Financial Officer

2

Exhibit Number	Description
Exhibit 99.1	Grey Wolf, Inc. Press Release dated July 28, 2004.

3